                     LETTER TO SHAREHOLDERS


Dear Shareholders:

During the past six months, from October 1, 1997 through March 31, 1998, the Fund's net assets grew from $20,824,111 to $30,659,536, an increase of 47.23% and the number of shareholders grew 25.61% to 1,555. The Fund is registered in 50 states and the District of Columbia. Our broker-dealer network now totals 84 firms.

Performance Data Excluding 4.5% Maximum Up-Front Sales Charge*
For the six month period ended March 31, 1998, the Fund's total return was 14.44% versus a return of 6.37% for the Russell 2000 Index and 17.22% for the S&P 500 Index. For the quarter ended March 31, 1998, the Fund's total return was 13.86% versus a return of 10.06% for the Russell 2000 Index and 13.95% for the S&P 500 Index. For the one year ending March 31, 1998, the Fund's average annual return was 62.14% versus 42.01% for the Russell 2000 Index and 48.00% for the S&P 500 Index. Since inception, the Fund's average annual return was 23.20% versus 17.04% for the Russell 2000 Index and 24.34% for the S&P 500 Index.

After a difficult quarter ended December 31, 1997, the first calendar quarter of 1998 saw the stock market able to absorb the Asian currency crisis, President Clinton's personal problems, the Middle East crisis and the Yeltsin cabinet shake-up. It appears that the market has increased confidence in Chairman Greenspan and Secretary of the Treasury Rubin to keep inflation and interest rates in check. Speculation of a budget surplus and relatively full employment may keep interest rates at current or lower levels.

The recent new highs in the stock market suggest the probability that in the near term the stock market will undergo some profit taking in the month of April. This will put a premium on stock selection rather than predicting the general level of the volatile stock market.

In the second fiscal quarter ended March 31, 1998, the portfolio performance was enhanced by takeover bids for three of the Fund's holdings; A. P. Green, 360(degrees) Communications, and White River Corp. While the takeovers are often a by-product of our stock selection criteria, we cannot count on this event taking place in every quarter.

At this writing, the Fund's assets are in excess of $31 million. The growth of assets has reduced the expense ratio to 2.09% for the six months and 2.04% for the three months ended March 31, 1998.

Our investment strategy, which emphasizes corporate spin-offs, stocks trading below actual or perceived book-value, and companies emerging from bankruptcy, continues to provide good investment opportunities. Corporate America continues to undergo the above-mentioned restructuring which, on average, has afforded several good opportunities per quarter. We remain fully invested and confident in our strategy which seeks investment opportunities in securities subject to indiscriminate selling by investors with low expectations.

Thank you for your continued commitment to the Fund.

Sincerely yours,

/s/ John L. Keeley, Jr.
John L. Keeley, Jr.
President

*Performance Data Including 4.5% Maximum Up-Front Sales Charge
For the six month period ended March 31, 1998, the Fund's total return was 9.30% versus a return of 6.37% for the Russell 2000 Index and 17.22% for the S&P Index. For the quarter ended March 31, 1998, the Fund's total return was 8.73% versus a return of 10.06% for the Russell 2000 Index and 13.95% for the S&P 500 Index. For the one year ending March 31, 1998, the Fund's average annual return was 54.89% versus 42.01% for the Russell 2000 Index and 48.00% for the S&P 500 Index. Since inception, the Fund's average annual return was 21.95% versus 17.04% for the Russell 2000 Index and 24.34% for the S&P 500 Index.

Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                Index Comparison

           Quarterly Comparison of a Hypothetical $10,000 Investment in the KSCVF*, S&P 500** and Russell 2000**

                                    [LOGO]

                        Average annual total returns***
                        for periods ended March 31, 1998

                                      SINCE COMMENCEMENT
                         12 MOS ENDED    OF OPERATION
                           3/31/98    10/1/93 TO 3/31/98
                         ------------ ------------------
        KSCVF               +62.14%         +23.20%
        KSCVF (includes
         max 4 1/2%
         front-end load)    +54.89%         +21.95%
        S&P 500 Index       +48.00%         +24.34%
        Russell 2000
         Index              +42.01%         +17.04%

*  Performance graph includes deduction of the 4 1/2% front end load.
** The S&P 500 Index is a broad market-weighted index dominated by blue-chip stocks. The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3000 largest U.S. companies based on market capitalization. All Indexes are unmanaged and returns include reinvested dividends.
***PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost.

                       KEELEY SMALL CAP VALUE FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

  NUMBER
 OF SHARES                                             VALUE
 ---------                                          -----------
           COMMON STOCKS                     94.13%
           BUILDING MATERIALS                 1.64%
    29,500 Homebase, Inc.*                          $   247,063
     8,000 Nortek, Inc.*                                256,000
                                                    -----------
                                                        503,063
                                                    -----------
           BUSINESS SERVICE                   1.83%
     8,500 NCR Corporation*                             281,031
    14,000 Unova, Inc.*                                 280,000
                                                    -----------
                                                        561,031
                                                    -----------
           COMMUNICATIONS AND MEDIA          11.27%
     8,000 The Ackerley Group, Inc.                     163,500
    16,000 Anacomp, Inc.*                               242,000
     5,000 Associated Group, Inc. Class A*              192,500
    19,500 Aydin Corp.*                                 242,531
     9,000 CBS Corp.*                                   305,437
    10,500 Cable Michigan, Inc.*                        267,750
     7,000 Cox Communications, Inc. CL. A*              294,000
     5,000 GC Companies, Inc.*                          261,562
     5,500 Media General, Inc., Class A                 270,531
    19,000 Metromedia Int'l Group, Inc.*                288,563
    24,000 Paxson Communications*                       267,000
    28,000 Price Communications Corp.*                  448,000
    29,500 TCI Satellite Entertainment*                 210,188
                                                    -----------
                                                      3,453,562
                                                    -----------
           CONSUMER SERVICE                   2.57%
     5,900 Chemed Corp.                                 241,900
    11,500 Coinmach Laundry Corp.*                      242,938
     4,200 Pittway Corp., Class A                       302,400
                                                    -----------
                                                        787,238
                                                    -----------
           CONTAINERS                         2.64%
    10,500 Alltrista Corp.*                             294,000
     6,500 Greif Brothers Corp., Class A                251,875
     8,000 Premark International, Inc.                  265,000
                                                    -----------
                                                        810,875
                                                    -----------
           ELECTRICAL EQUIPMENT               0.88%
     9,000 AMETEK, Inc.                                 269,438
                                                    -----------
           ELECTRONICS                        2.70%
    15,000 BEI Technologies, Inc.                       253,125
    13,000 Kollmorgen Corp.                             282,750
     7,000 Moog, Inc., Class B*                         290,500
                                                    -----------
                                                        826,375
                                                    -----------
           ENGINEERING AND CONSTRUCTION       2.73%
    13,500 Commercial Intertech Corp.                   322,312
    12,000 Emcor Group, Inc.*                           258,000
    23,000 Morrison Knudsen Corp.*                      257,313
                                                    -----------
                                                        837,625
                                                    -----------
           ENTERTAINMENT AND LEISURE          2.77%
     8,000 Gaylord Entertainment, Class A               286,000
    17,500 On Command Corp.*                            234,063
    10,500 WMS Industries, Inc.*                        328,781
                                                    -----------
                                                        848,844
                                                    -----------

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                  -----------
           ENVIRONMENTAL CONTROL                      1.07%
    10,000 Air & Water Technologies, Class A*               $    20,625
    14,000 Cuno, Inc.*                                          308,000
                                                            -----------
                                                                328,625
                                                            -----------
           FINANCE COMPANY                            3.12%
     4,500 Finova Group, Inc.                                   264,937
     5,500 Lehman Brothers Holdings, Inc.                       411,813
     9,000 Pioneer Group, Inc.                                  281,250
                                                            -----------
                                                                958,000
                                                            -----------
           FINANCIAL SERVICES                         5.58%
    14,500 AG Services of America, Inc.*                        260,094
     8,500 Alliance Bancorp                                     235,875
    27,500 Boston Private Bancorp, Inc.*                        275,000
     5,000 Duff & Phelps Credit Rating Corp.                    251,875
     7,000 Federal Agricultural Mtge. Corp., CL. C*             392,000
    31,500 Phoenix Duff & Phelps Corp.                          295,313
                                                            -----------
                                                              1,710,157
                                                            -----------
           FOOD, BEVERAGE AND TOBACCO                 5.34%
     6,000 Earthgrains Co.                                      265,125
    24,000 M & F Worldwide Corp.*                               217,500
    16,000 Ralcorp Holdings, Inc.*                              332,000
    21,500 Shells Seafood Restaurants, Inc.*                    231,125
    15,000 Tasty Baking Co.                                     333,750
    13,000 Whitman Corp.                                        256,750
                                                            -----------
                                                              1,636,250
                                                            -----------
           FORESTRY                                   1.60%
    28,500 Crown Vantage, Inc.*                                 204,844
     9,500 Deltic Timber Corp.                                  284,406
                                                            -----------
                                                                489,250
                                                            -----------
           FURNITURE/HOME APPLIANCES                  2.09%
    10,000 Furniture Brands International, Inc.*                321,875
    10,500 Oneida, Ltd.                                         320,250
                                                            -----------
                                                                642,125
                                                            -----------
           HEALTHCARE PRODUCTS                        0.32%
    24,000 BEI Medical Systems Co., Inc.                         99,000
                                                            -----------
           HOUSEHOLD PRODUCTS                         2.65%
     7,500 Chesapeake Corp.                                     258,750
     5,000 Masco Corp.                                          297,500
     8,500 U.S. Industries, Inc.                                255,531
                                                            -----------
                                                                811,781
                                                            -----------
           HOUSING                                    5.42%
    11,500 Kaufman & Broad Home Corp.                           374,469
    12,000 Lennar Corp.                                         413,250
    18,000 MDC Holdings, Inc.                                   319,500
    15,500 Standard Pacific Corp.                               235,406
    15,000 Walter Industries, Inc.*                             320,625
                                                            -----------
                                                              1,663,250
                                                            -----------
           INSURANCE                                  5.84%
       800 Alleghany Corp.*                                     272,000
     6,500 American Financial Group, Inc.                       281,938
     5,500 Equitable Companies, Inc.                            310,406
    11,000 Highlands Insurance Group, Inc.*                     295,625
     7,500 Landamerica Financial Group, Inc.                    339,375
     4,300 Unitrin, Inc.                                        289,713
                                                            -----------
                                                              1,789,057
                                                            -----------

                       KEELEY SMALL CAP VALUE FUND, INC.
                      SCHEDULE OF INVESTMENTS (CONTINUED)
                                 MARCH 31, 1998
                                  (UNAUDITED)

  NUMBER
 OF SHARES                                                  VALUE
 ---------                                               -----------
           LODGING                                 3.18%
    17,500 Choice Hotels International, Inc.*            $   321,562
     9,500 Host Marriott Corp.*                              179,906
    20,000 Host Marriott Services Corp.*                     282,500
    22,000 Sunburst Hospitality Corp.*                       192,500
                                                         -----------
                                                             976,468
                                                         -----------
           MACHINERY                               3.15%
     8,600 Chicago Rivet & Machine Co.                       399,900
    10,500 Gardner Denver Machinery, Inc.*                   311,063
    15,500 Global Industrial Technologies, Inc.*             255,750
                                                         -----------
                                                             966,713
                                                         -----------
           MANUFACTURING                           3.43%
    12,000 ACX Technologies, Inc.*                           287,250
    14,500 Griffon Corp.*                                    230,188
    16,000 Hussmann International, Inc.                      300,000
    10,500 Thomas Industries, Inc.                           233,625
                                                         -----------
                                                           1,051,063
                                                         -----------
           OIL AND GAS--EQUIPMENT & SERVICES       1.80%
    40,000 Getty Petroleum Marketing, Inc.*                  245,000
    25,000 RPC, Inc.*                                        306,250
                                                         -----------
                                                             551,250
                                                         -----------
           PHARMACEUTICALS AND HEALTHCARE          3.54%
    17,000 Beverly Enterprises, Inc.*                        226,312
    11,000 Covance, Inc.*                                    270,188
    15,000 Morrison Health Care, Inc.                        309,375
    14,000 Paragon Health Network, Inc.*                     278,250
                                                         -----------
                                                           1,084,125
                                                         -----------
           PRINTING AND PUBLISHING                 2.38%
     5,500 Bowne & Co., Inc.                                 227,562
     6,000 Meredith Corp.                                    252,750
    22,500 Primesource Corp.                                 250,312
                                                         -----------
                                                             730,624
                                                         -----------
           RAILROAD                                3.99%
    11,000 Kansas City Southern Industries, Inc.             484,000
    13,000 Katy Industries, Inc.                             247,000
    16,500 Providence and Worcester Railroad                 257,812
     7,000 St. Joe Corp.                                     235,375
                                                         -----------
                                                           1,224,187
                                                         -----------
           REAL ESTATE                             0.94%
    12,500 Getty Realty Corp.                                286,719
                                                         -----------
           RETAIL                                  2.82%
     4,500 Harcourt General, Inc.                            249,187
    14,500 Midas, Inc.*                                      299,062
    11,000 Zale Corp.*                                       317,625
                                                         -----------
                                                             865,874
                                                         -----------

  NUMBER
 OF SHARES                                                     VALUE
 ---------                                                  -----------
           SOFTWARE                                   1.06%
    10,500 Wang Laboratories, Inc.*                         $   324,844
                                                            -----------
           TEXTILE AND APPAREL                        2.75%
    16,000 Burlington Industries, Inc.*                         281,000
    30,000 Cone Mills Corp.*                                    268,125
     3,500 Payless ShoeSource, Inc.*                            263,375
     2,000 Shaw Industries, Inc.                                 29,375
                                                            -----------
                                                                841,875
                                                            -----------
           TRANSPORTATION                             3.03%
    13,500 MotivePower Industries, Inc.*                        372,937
     7,000 Pittston Brink's Group                               266,875
     7,500 Sea Containers Ltd., Class A                         289,219
                                                            -----------
                                                                929,031
                                                            -----------
           TOTAL COMMON STOCKS                               28,858,319
                                                            -----------
           (cost $19,197,441)
           WARRANTS                                   4.25%
     6,000 Federated Department Stores Series C*                165,750
     4,000 Fleet Financial Group, Inc.*                         183,250
     7,000 Golden State Bancorp*                                182,875
    19,500 Jacor Communication*                                 143,812
     5,500 Lone Star Industries, Inc.*                          280,500
     7,500 U.S. Home Corp., Class B*                            193,125
     4,000 USG Corp.*                                           154,000
                                                            -----------
           TOTAL WARRANTS                                     1,303,312
                                                            -----------
           (cost $385,400)
 PRINCIPAL
  AMOUNT
 ---------
           SHORT TERM INVESTMENT                      1.53%
  $469,700 General Mills Demand Note,
           5.2925%, 4/1/98                                      469,700
                                                            -----------
           TOTAL SHORT TERM INVESTMENT                          469,700
                                                            -----------
           (cost $469,700)
           TOTAL INVESTMENTS                         99.91%
           (cost $20,052,541)                                30,631,331
           CASH AND OTHER ASSETS LESS LIABILITIES     0.09%      28,205
                                                            -----------
           NET ASSETS                               100.00% $30,659,536
                                                            ===========

     *Non-income producing

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1998
                                  (UNAUDITED)

ASSETS:
Investments at value (cost $20,052,541)              $30,631,331
Cash                                                          23
Receivables for shares issued                            157,844
Dividends and interest receivable                          8,398
Prepaid expenses                                          13,687
Organization costs, net of accumulated amortization        2,247
                                                     -----------
Total Assets                                          30,813,530
                                                     -----------
LIABILITIES:
Payable to Adviser                                        24,149
Payable for securities purchased                          64,510
Payables for shares redeemed                              10,888
Other accrued expenses                                    54,447
                                                     -----------
Total Liabilities                                        153,994
                                                     -----------
NET ASSETS                                           $30,659,536
                                                     ===========
NET ASSETS CONSIST OF:
Capital stock                                        $18,891,962
Accumulated net realized gain on investments           1,188,784
Unrealized net appreciation on investments            10,578,790
                                                     -----------
TOTAL NET ASSETS                                     $30,659,536
                                                     ===========
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                            10,000,000
Issued and outstanding                                 1,309,800
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE            $23.41
                                                     ===========
OFFERING PRICE PER SHARE                                  $24.51
                                                     ===========

                       KEELEY SMALL CAP VALUE FUND, INC.
                            STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED MARCH 31, 1998
                                  (UNAUDITED)

INVESTMENT INCOME:
Dividend income                                        $65,398
Interest income                                          7,922
                                                    ----------
                                                        73,320
                                                    ----------
EXPENSES:
Investment advisory fees                               114,951
12b-1 fees                                              28,738
Administration fees                                     19,197
Transfer agent fees and expenses                        18,300
Professional fees                                       17,246
Fund accounting fees                                    11,830
Federal and state registration fees                      9,835
Reports to shareholders                                  8,390
Custody fees                                             4,724
Directors' fees                                          3,989
Amortization of organization costs                       2,235
Other                                                    1,733
                                                    ----------
Net expenses                                           241,168
                                                    ----------
Net investment loss                                   (167,848)
                                                    ----------
REALIZED AND UNREALIZED GAINS:
Net realized gain on investments                     1,748,487
Increase in unrealized appreciation on investments   2,030,766
                                                    ----------
Net gain on investments                              3,779,253
                                                    ----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                          $3,611,405
                                                    ==========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS
                                  (UNAUDITED)

                                            SIX MONTHS ENDED     YEAR ENDED
                                             MARCH 31, 1998  SEPTEMBER 30, 1997
                                            ---------------- ------------------
OPERATIONS:
Net investment loss                           $  (167,848)      $  (239,612)
Net realized gain on investments                1,748,487           909,527
Increase in unrealized appreciation on
 investments                                    2,030,766         6,072,957
                                              -----------       -----------
Net increase in net assets resulting from
 operations                                     3,611,405         6,742,872
                                              -----------       -----------
DISTRIBUTIONS:
Net realized gains                             (1,025,487)         (427,349)
                                              -----------       -----------
CAPITAL STOCK TRANSACTIONS:
Proceeds from 313,044 and 248,478 shares
 issued, respectively                           6,719,661         4,114,707
Proceeds from 50,348 and 28,064 shares of
 distributions reinvested, respectively         1,013,504           413,943
Cost of 23,235 and 51,858 shares redeemed,
 respectively                                    (483,658)         (835,366)
                                              -----------       -----------
Net increase from capital stock
 transactions                                   7,249,507         3,693,284
                                              -----------       -----------
TOTAL INCREASE IN NET ASSETS                    9,835,425        10,008,807
NET ASSETS:
Beginning of period                            20,824,111        10,815,304
                                              -----------       -----------
End of period                                 $30,659,536       $20,824,111
                                              ===========       ===========

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                              FINANCIAL HIGHLIGHTS
                                  (UNAUDITED)

                         SIX MONTHS
                           ENDED      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                         MARCH 31,   SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30, SEPTEMBER 30,
                            1998         1997          1996          1995         1994(1)
                         ----------  ------------- ------------- ------------- -------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $21.48        $14.52        $12.52       $10.26        $10.00
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment loss         (0.13)        (0.25)        (0.19)       (0.13)        (0.06)
Net realized and
 unrealized gains on
 investments                 3.07          7.77          2.22         2.39          0.32
                          -------       -------       -------       ------        ------
TOTAL FROM INVESTMENT
 OPERATIONS                  2.94          7.52          2.03         2.26          0.26
                          -------       -------       -------       ------        ------
LESS DISTRIBUTIONS:
Net realized gains          (1.01)        (0.56)        (0.03)         --            --
                          -------       -------       -------       ------        ------
NET ASSET VALUE, END OF
 PERIOD                    $23.41        $21.48        $14.52       $12.52        $10.26
                          =======       =======       =======       ======        ======
TOTAL RETURN(2)(3)          14.44%        53.51%        16.23%       22.03%         2.60%
SUPPLEMENTAL DATA AND
 RATIOS:
Net assets, end of
 period (in 000's)        $30,660       $20,824       $10,815       $7,616        $4,503
Ratio of expenses to
 average net
 assets(4)(5)                2.09%         2.45%         2.50%        2.50%         2.49%
Ratio of net investment
 loss to average net
 assets(4)(5)               (1.46)%       (1.66)%       (1.61)%      (1.46)%       (0.96)%
Ratio of expenses to
 average net
 assets(4)(5)                2.09%         2.45%         2.94%        3.94%         5.98%
Ratio of net investment
 loss to average net
 assets(4)(5)               (1.46)%       (1.66)%       (2.05)%      (2.90)%       (4.45)%
Portfolio turnover
 rate(3)                    15.60%        36.40%        52.43%       70.59%        63.20%
Average commission rate
 paid on portfolio
 investment
 transactions             $0.0501       $0.0494       $0.0501          N/A           N/A

(1) The Fund commenced operations on October 1, 1993.
(2) The total return calculation does not reflect the 4.50% sales load imposed on the purchase of shares.
(3) Not annualized for the six months ended March 31, 1998.
(4) Annualized for the six months ended March 31, 1998.
(5) During the period, certain fees were waived. If such fee waivers had not occurred, the ratios would have been as indicated.

                     See notes to the financial statements.

                       KEELEY SMALL CAP VALUE FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                 MARCH 31, 1998
                                  (UNAUDITED)

1.ORGANIZATION

    The KEELEY Small Cap Value Fund, Inc. (the "Fund") was incorporated on May 17, 1993 as a Maryland Corporation and is registered as a diversified open-end investment company under the Investment Company Act of 1940 (the "1940 Act").

2.SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

  a) Investment Valuation -- Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities which are purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates current value. Securities for which quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

  b) Federal Income Taxes -- No provision for federal income taxes has been made since the Fund has complied to date with the provisions under Subchapter M of the Internal Revenue Code available to regulated investment companies and intends to continue to so comply in future years.

  c) Distributions to Shareholders -- Dividends from net investment income will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and realized gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. Accordingly, at March 31, 1998, reclassifications were recorded from accumulated net investment losses to reduce accumulated net realized gain on investments by $167,848.

                       KEELEY SMALL CAP VALUE FUND, INC.
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1998
                                  (UNAUDITED)
  d) Other -- Investment transactions are recorded on the trade date plus one. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3.INVESTMENT ADVISORY AGREEMENT

    The Fund has an agreement with Keeley Asset Management Corp. (the "Adviser"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund's average net assets. Under the investment advisory agreement, if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50%, the Adviser will reimburse the Fund for the amount of such excess. As of March 31, 1998, John Keeley, Jr., President of the Adviser and the Fund, controlled either directly or indirectly 26.35% of the Fund's outstanding shares.

4.DISTRIBUTION PLAN

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan is designed to reimburse Keeley Investment Corp. (the "Distributor"), with whom certain officers and directors of the Fund are affiliated, for certain promotional and other sales related costs and to permit the Fund to employ other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year. The Fund paid to the Distributor and each dealer a monthly fee at the rate of 0.25% per annum of the aggregate daily net asset value of the Fund shares beneficially owned by the Distributor's and each dealer's existing brokerage clients. For the period from October 1, 1997 to March 31, 1998, the Fund paid $22,676 of distribution fees, $17,917 of which was to the Distributor.

5.INVESTMENT TRANSACTIONS

    The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period from October 1, 1997 to March 31, 1998, were $9,150,017 and $3,614,695, respectively. For the period from October 1, 1997 to March 31, 1998, the Fund paid $25,780 of brokerage commissions on trades of securities to the Distributor.

    At March 31, 1998, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $20,073,560, were as follows:

           Appreciation                   $10,768,399
           Depreciation                      (210,628)
                                          -----------
           Net appreciation on
            investments                   $10,557,771
                                          ===========

                       KEELEY SMALL CAP VALUE FUND, INC.
                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
                                 MARCH 31, 1998
                                  (UNAUDITED)
6.OFFERING PRICE PER SHARE

    The public offering price is the net asset value plus a sales charge which varies in accordance with the amount of the purchase as follows:

                         SALES CHARGE       SALES CHARGE     DEALER REALLOWANCE
   AMOUNT OF SINGLE   AS A PERCENTAGE OF AS A PERCENTAGE OF  AS A PERCENTAGE OF
   TRANSACTION          OFFERING PRICE   NET AMOUNT INVESTED   OFFERING PRICE
   ----------------   ------------------ ------------------- ------------------
   Less than
    $50,000                  4.50%              4.71%               4.00%
   $50,000 but less
    than $100,000            4.00%              4.17%               3.50%
   $100,000 but
    less than
    $250,000                 3.00%              3.09%               2.50%
   $250,000 but
    less than
    $500,000                 2.50%              2.56%               2.00%
   $500,000 and
    over                     2.00%              2.04%               1.50%

    The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 1997 to March 31, 1998, the Fund was advised that the Distributor received $98,432 of sales charges.

    As specified in the Fund's Prospectus, reduced sales charges are available through a right of accumulation and certain sales of Fund shares can be made at net asset value per share.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               Investment Adviser
                         KEELEY ASSET MANAGEMENT CORP.
                               Chicago, Illinois

                                  Distributor
                            KEELEY INVESTMENT CORP.
                               Chicago, Illinois

                     Custodian, Transfer Agent and Dividend
                                Disbursing Agent
                             FIRSTAR TRUST COMPANY
                              Milwaukee, Wisconsin
                                  800-338-1579

                                    Auditors
                            COOPERS & LYBRAND L.L.P.
                              Milwaukee, Wisconsin

                                    Counsel
                               SCHWARTZ & FREEMAN
                               Chicago, Illinois

Performance information is historical and is no guarantee of future results. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than the investor's original cost. This material may only be used when preceded or accompanied by the Fund's prospectus.

       401 South LaSalle Street . Suite 1201 . Chicago . Illinois . 60605
                (312) 786-5050 . (800) 533-5344 . (312) 786-5003

                       KEELEY SMALL CAP VALUE FUND, INC.




      SEMI-ANNUAL REPORT

        MARCH 31, 1998